Exhibit 10.4

FIRST amendment to AMENDED AND RESTATED credit agreement

This First Amendment to Amended and Restated Credit Agreement (this “Amendment”), dated as of October 16, 2012, is entered into by and between Green plains holdings ii llc, a Delaware limited liability company (the “Borrower”), and COBANK, ACB, a federally chartered instrumentality of the United States, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), with the written concurrence of the Required Lenders.

Recitals

The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested that the Administrative Agent and the Required Lenders agree to certain amendments to the Credit Agreement, and the Administrative Agent and the Required Lenders are willing to grant such request on the terms and subject to the conditions contained in this Amendment.

Accordingly, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Definitions.  Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

Amendment to the Credit Agreement.    Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.10          Minimum Debt Service Coverage Ratio.

The Borrower will maintain its Debt Service Coverage Ratio at not less than (a) 1.00 to 1.00 as of the end of fiscal year of the Borrower ending December 31, 2012 and (b) 1.25 to 1.00 as of the end of the fiscal year of the Borrower ending December 31, 2013 and as of the end of each fiscal year of the Borrower thereafter.”

References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby, and any and all references in any other Loan Document to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

No Other Changes.  Except as expressly set forth herein, all terms of the Credit Agreement and each of the other Loan Documents remain in full force and effect.

Representations and Warranties.   The Borrower hereby represents and warrants to the Administrative Agent and the other Lender Parties as follows:

The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which the Borrower is a party.  This Amendment and the Loan Documents to which the Borrower is a party have been duly and validly executed and delivered to the Administrative Agent by the Borrower, and this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which the Borrower is a party constitute the Borrower’s legal, valid and binding obligations, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by an applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors’ rights generally and by general principles of equity.

The execution, delivery and performance by the Borrower of this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which the Borrower is a party have been duly authorized by all necessary corporate or other action and do not and will not (i) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof, (ii) violate the Borrower’s Organizational Documents or any provision of any law, rule, regulation or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Organizational Documents of the Borrower, or (iii) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which the Borrower or its properties may be bound or affected.

All of the representations and warranties contained in the Loan Documents, including without limitation the representations and warranties in Article IV of the Credit Agreement, are correct in all material respects on and as of the date hereof as though made on and as of such date after giving effect to this Amendment, except to the extent that such representations and warranties relate solely to an earlier date, and in such case, such representations and warranties shall be true and correct in all material respects as of such date; provided that any representation or warranty that is qualified by materiality or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date.

No event has occurred and is continuing, or would result from the execution and delivery of this Amendment or the other documents contemplated hereunder to which the Borrower is a party, which constitutes a Default or an Event of Default.

Effectiveness.   This Amendment shall be effective only if the Administrative Agent has received, on or before the date of this Amendment (or such later date as the Administrative Agent may agree in writing), each of the following, each in form and substance acceptable to the Administrative Agent in its sole discretion:

this Amendment, duly executed by the Borrower, the Administrative Agent and the Lenders party hereto;

a  certificate of the secretary or other appropriate officer of the Borrower  (i) certifying that the execution, delivery and performance of this Amendment, the Credit Agreement as amended hereby and each of the other documents contemplated hereunder to which the Borrower is a party have been duly approved by all necessary action of the Governing Board of the Borrower, and attaching true, correct and complete copies of the applicable resolutions granting such approval; (ii) certifying that the Organizational Documents of the Borrower, which were certified and delivered to Administrative Agent pursuant to that Certificate of Secretary of the Borrower dated February 9, 2012, continue in full force and effect and have not been amended or otherwise modified except as set forth in the certificate to be delivered as of the date hereof; and (iii) certifying that the officers and agents of the Borrower who have been certified to Administrative Agent, pursuant to the Certificate of Secretary given by the Borrower on February 9, 2012, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower;

a certificate of good standing for the Borrower from the Secretary of State (or the appropriate official) of the state of Delaware, dated not more than 30 days prior to the Closing Date; and

to the extent invoiced on or prior to the date hereof, payment in immediately available funds of all fees and expenses due and payable pursuant to Section 9 hereof.

No Waiver.   The execution of this Amendment and any documents, agreements and certificates contemplated hereunder shall not be deemed to be a waiver of any Default or Event of Default or any other breach, default or event of default under any Loan Document or other document held by the Administrative Agent or any other Lender Party, whether or not known to the Administrative Agent or any other Lender Party and whether or not existing on the date of this Amendment.

Release of Administrative Agent and other Lender Parties.   The Borrower, by its signature to this Amendment, hereby absolutely and unconditionally releases and forever discharges the Administrative Agent and the other Lender Parties, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has or claims to have, or may at any time have or claim to have, against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising on or before the date of this Amendment in any way relating to or arising out of the Loan Documents or any action taken or omitted under the Loan Documents, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

Costs and Expenses.   Without limiting Section 9.6 of the Credit Agreement, the Borrower shall pay or reimburse the Administrative Agent on demand for all out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the negotiation, preparation, execution, delivery and administration of this Amendment and the other documents, agreements, amendments and certificates contemplated hereunder (whether or not the transactions contemplated hereby or thereby shall be consummated).

Miscellaneous.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Colorado (other than its conflicts of laws rules).  This Amendment, together with the Credit Agreement as amended hereby and the other Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

Signature page follows

Exhibit 10.4

In Witness Whereof, the undersigned have executed this Amendment as of the day and year first above written.

GREEN PLAINS HOLDINGS II LLC By: /s/ Jerry L. Peters_____________________ Name: Jerry L. Peters__________________ Title: Chief Financial Officer___________

Signature Page to First Amendment to Amended and Restated Credit Agreement

Exhibit 10.4

COBANK, ACB, as Administrative Agent and a Lender By: /s/ Doug Jones_______________________ Name: Doug Jones____________________ Title: Vice President__________________

Exhibit O-6